EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2011
EARNINGS PER SHARE

15. EARNINGS PER SHARE

Basic earnings per share and diluted earnings per share have been calculated in accordance with ASC issued guidance on computation of earnings per share for the years ended December 31, 2009, 2010 and 2011 as follows:

	2009	2010	2011
Numerator:
Net income	9,798,815	12,996,514	11,114,851
Allocation to preferred shareholders	(2,467,117)	(2,738,594)	—

Net income attributable to ShangPharma Corporation’s ordinary shareholders - Basic	7,331,698	10,257,920	11,114,851
Add back of allocation to preferred shareholders	2,467,117	—	—

Net income for diluted earnings per share	9,798,815	10,257,920	11,114,851

Denominator:
Denominator for basic earnings per share
Weighted-average ordinary shares outstanding	208,005,986	233,874,361	335,538,405
Dilutive effect of share options	51,299	4,125,838	2,346,853
Dilutive effect of Series A Preferred Shares	69,994,014	—	—

Denominator for diluted earnings per share	278,051,299	238,000,199	337,885,258

Basic earnings per share	0.04	0.04	0.03

Diluted earnings per share	0.04	0.04	0.03

Allocation to preferred shareholders represents the share of net income attributable to ShangPharma Corporation by the preferred shareholders based on the preferred shareholders interests as a percentage of the total preferred and ordinary shareholders interests. No dividend has been declared to date. For the year ended December 31, 2010, the allocation to preferred shareholders of 55,803,447 shares has been excluded from the determination of dilutive earnings per share because the inclusion would have been anti-dilutive. For the year ended December 31, 2011, the impact of allocation to preferred shareholders was nil with the auto-conversion of all preferred shares upon the completion of the qualifying IPO that occurred on October 19, 2010.